                                                                   EXHIBIT 10.31


                               AMENDMENT NO. 2 TO
                                 LOAN AGREEMENT

     This Amendment No. 2 to Loan Agreement (this "Amendment"), dated as of February 28, 2001, is entered into with reference to the Loan Agreement (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") dated as of November 29, 1999 currently among Apio, Inc., a Delaware corporation ("Borrower"), each lender from time to time a party thereto (each a "Lender" and collectively, the "Lenders"), Bank of America, N. A., as Issuing Lender, and Bank of America, N. A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement. Section references herein relate to the Loan Agreement unless otherwise stated.

     The parties hereto hereby agree as follows:

     1. SECTION 1.1 - DEFINITION OF "BASE MARGIN"; "BASE RATE MARGIN". For purposes of clarification, all references to the "BASE MARGIN" contained in the Loan Agreement and the other Loan Documents are hereby amended in full to read "BASE RATE MARGIN". The definition of "BASE MARGIN" is hereby amended in full to read as follows:

          "BASE RATE MARGIN" means, for each Pricing Period, (a) with respect to the outstanding principal amount of Revolving Loans in excess of the Unaugmented Borrowing Base Amount, 1.50%, and (b) with respect to (i) the outstanding principal amount of Term Loans and (ii) the outstanding principal amount of Revolving Loans less than or equal to the Unaugmented Base Rate Amount, the interest rate margin set forth below opposite the Pricing Level for that Pricing Period:

          PRICING LEVEL            EURODOLLAR MARGIN
          -------------            -----------------
               I                          0.00%
               II                         0.25%
               III                        0.50%


     2. SECTION 1.1 - DEFINITION OF BORROWING BASE. The definition of "BORROWING BASE" contained in SECTION 1.1 is hereby amended in full to read as follows:

          "BORROWING BASE" means, as of each date of determination, an amount determined by the Administrative Agent with reference to the most recent Borrowing Base Certificate to be equal to the SUM of:

          (a) eighty percent (80%) of the aggregate book value of the Eligible Receivables; PLUS

          (b) fifty percent (50%) of the aggregate amount of the of Eligible Notes Receivable (such aggregate amount not to exceed $3,000,000 and resulting in an increase to the Borrowing Base not to exceed $1,500,000); PLUS

          (c) twenty five percent (25%) of Eligible Inventory; MINUS

          (d) one hundred percent (100%) of Grower Payables; PLUS

          (e) the Borrowing Base Augmentation Amount, if any.

     3. SECTION 1.1 - NEW DEFINITION OF "BORROWING BASE AUGMENTATION AMOUNT". The following definition is hereby added to the Loan Agreement:

          "BORROWING BASE AUGMENTATION AMOUNT" means (a) for the fiscal period from and including February 1, 2001 to and including March 31, 2001, $4,000,000 and (b) for the fiscal period from and including April 1, 2001 to and including July 31, 2001, $2,000,000."

     4. SECTION 1.1 - DEFINITION OF "EURODOLLAR MARGIN". The definition of "EURODOLLAR MARGIN" contained in SECTION 1.1 of the Loan Agreement is hereby amended in full to read as follows:

          "EURODOLLAR MARGIN" means, for each Pricing Period, (a) with respect to the outstanding principal amount of Revolving Loans in excess of the Unaugmented Borrowing Base Amount, 3.50%, and (b) with respect to (i) the outstanding principal amount of Term Loans and (ii) the outstanding principal amount of Revolving Loans less than or equal to the Unaugmented Base Rate Amount, the interest rate margin set forth below opposite the Pricing Level for that Pricing Period:

          PRICING LEVEL            EURODOLLAR MARGIN
          -------------            -----------------
               I                        1.50%
               II                       2.00%
               III                      2.50%

     5. REDUCTION OF REVOLVING COMMITMENT. Notwithstanding the provisions of
SECTION 2.8, the Revolving Commitment is hereby reduced to $10,000,000. The reference to "$ 12,000,000" contained in the definition of "REVOLVING COMMITMENT" is hereby replaced with "$ 10,000,000".

     6. SECTION 1.1 - NEW DEFINITION OF "UNAUGMENTED BORROWING BASE AMOUNT". The following definition is hereby added to the Loan Agreement:

          "UNAUGMENTED BORROWING BASE AMOUNT" means, the Borrowing Base, as set forth in the Borrowing Base Certificate most recently delivered to the

     Administrative Agent pursuant to SECTION 7.1(e), MINUS the applicable Borrowing Base Augmentation Amount.

     7. SECTION 6.5 - DISTRIBUTIONS AND OTHER RESTRICTED PAYMENTS. Each of the parties hereto hereby agrees that the Distributions or other Restricted Payments permitted by SECTION 6.5 (c) to by made to Landec, shall be suspended until such time as the Borrowing Base Augmentation Amount shall have been permanently reduced to zero and the aggregate principal amount of Revolving Loans outstanding does not exceed the then applicable Borrowing Base as evidenced by a certificate executed by a Responsible Official of Borrower.

     8. SECTION 6.21 - EARN-OUT PAYMENTS. SECTION 6.21 is hereby amended to (a) delete the "and" at the end of SUBSECTION (ii), (b) delete the period at the end of SUBSECTION (iii) and replace it with "; and" and (c) add a new SUBSECTION
(iv) as follows:

          "(iv) the Borrowing Base Augmentation Amount shall have been permanently reduced to zero and the aggregate principal amount of Revolving Loans outstanding does not exceed the then applicable Borrowing Base as evidenced by a certificate executed by a Responsible Official of Borrower."

     9. SECTION 7.1(b) - FINANCIAL AND BUSINESS INFORMATION. The first line of
SECTION 7.1(b) is hereby amended to replace "90 days" with "135 days".

     10. EXHIBIT B - BORROWING BASE CERTIFICATE. The Borrowing Base Certificate attached to the Loan Agreement as EXHIBIT B is hereby amended and restated in full in the form of ANNEX II attached to this Amendment.

     11. EFFECTIVENESS. This Amendment shall become effective on such date as the Administrative Agent shall have received duly executed counterparts of (a) this Amendment , (b) ANNEX I attached hereto, and (c) Annex III hereto, signed by each Party thereto, each of the which shall be in form and substance satisfactory to the Administrative Agent and the Lenders (the "Effective Date").

     12. REPRESENTATIONS AND WARRANTIES. Except (i) for representations and warranties which expressly relate to a particular date or which are no longer true and correct as a result of a change permitted by the Loan Agreement or the other Loan Documents or (ii) as disclosed by Borrower and approved in writing by the Requisite Lenders, the Borrower hereby represents and warrants that each representation and warranty made by Borrower in ARTICLE 4 of the Loan Agreement (other than SECTIONS 4.6 (first sentence), 4.11, and 4.18) are true and correct as of the date hereof as though such representations and warranties were made on and as of the date hereof. Without in any way limiting the foregoing, Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing or will result from the consents, waivers, amendments or transactions set forth herein or contemplated hereby.

     13. CONFIRMATION. In all respects, the terms of the Loan Agreement and the other Loan Documents, in each case as amended hereby or by the documents referenced herein, are hereby confirmed.

     IN WITNESS WHEREOF, Borrower, the Administrative Agent and the Lenders have executed this Agreement as of the date first set forth above by their duly authorized representatives.

                                APIO, INC., a Delaware corporation

                                By: /s/ GARY T. STEELE
                                   ---------------------------------------------
                                   Name: Gary T. Steele
                                   Title: Chairman of the Board


                                BANK OF AMERICA, N. A., as Administrative Agent, Issuing Lender and sole Lender

                                By: /s/ JOHN PLECQUE
                                   ---------------------------------------------
                                   John Plecque, Senior Vice President

                           ANNEX I TO AMENDMENT NO. 2

               CONSENT AND REAFFIRMATION OF GUARANTOR AND PLEDGOR

     The undersigned guarantor and pledgor hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of the foregoing Amendment No. 2 to Loan Agreement ("Amendment No. 2"). In connection therewith, the undersigned expressly and knowingly reaffirms its liability under each of the Loan Documents to which it is a Party and expressly agrees (a) to be and remain liable under the terms of each such Loan Document and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders with respect to any such Loan Document.

     The undersigned further agrees that each Loan Document to which it is a Party shall remain in full force and effect and is hereby ratified and confirmed.

     The undersigned further agrees that the execution of this Consent and Reaffirmation of Guarantor and Pledgor is not necessary for the continued validity and enforceability of any Loan Document to which it is a Party, but is executed to induce the Administrative Agent and the Lenders to approve of and otherwise enter into the Amendment No. 2.

     IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Reaffirmation of Guarantor and Pledgor to be executed as of February 28, 2001.


LANDEC CORPORATION, a California corporation

By: /s/ GARY T. STEELE
   -----------------------------------------
   Name: Gary T. Steele
   Title: President and CEO

                          ANNEX II TO AMENDMENT NO. 2

                                   EXHIBIT B

                           BORROWING BASE CERTIFICATE

                          ANNEX III TO AMENDMENT NO. 2

                           CONSENT AND ACKNOWLEDGMENT

     Each of the undersigned hereby consents to and acknowledges the execution, delivery and performance by Borrower and the Administrative Agent of the foregoing Amendment No. 2 to Loan Agreement ("Amendment No. 2"), including, without limitation, Section 8 of Amendment No. 2. In connection therewith, each of the undersigned expressly and knowingly agrees (a) to be subject to the terms of Section 6.21 of the Loan Agreement, as amended from time to time, including by Amendment No. 2 and (b) that it has no defense, offset or counterclaim whatsoever against the Administrative Agent or the Lenders.

     IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent and Acknowledgment to be executed as of February 28, 2001.

                                             By:   /s/ NICHOLAS TOMPKINS
                                                --------------------------------
                                                       Nicholas Tompkins

                                             By:   /s/ KATHLEEN TOMPKINS
                                                --------------------------------
                                                       Kathleen Tompkins


                                     III-1